Derivative Asset	6 Months Ended
Jun. 30, 2023
Fair Value Disclosures [Abstract]
Derivative Asset

5. Derivative Asset

In December 2021, the Company purchased interest rate caps with an aggregate notional amount of $484.1 million, which amount reduces over time as the Company’s outstanding debt balances amortize. The objective of the hedges is to reduce the variability of cash flows associated with the interest relating to its variable rate borrowings. The Company receives payments on the caps for any period that the one-month USD LIBOR rate is above beyond the strike rate, which is 0.75%. The termination date of the interest rate cap agreements is November 30, 2026. The premium paid to purchase the interest caps was $7,000, which was paid out of cash on December 22, 2021. The premium is being amortized over the life of the interest rate cap by using the caplet method.

In February 2022, the Company further hedged its exposure to a potential rising interest rate environment by putting in place two USD one-month LIBOR interest rate caps of 0.75% through fourth quarter 2026, on $507.9 million of its floating rate debt. The second interest rate cap was not designated as a cash flow hedge and therefore the negative fair value adjustment of $1,368 as at June 30, 2023 ($6,648 positive fair value adjustment as at June 30, 2022) was recorded through Interim Unaudited Condensed Consolidated Statements of Income. The premium paid by the Company to purchase the interest rate caps was $15,370, which was paid out of cash on the settlement date. ASC 815-20-25-13a stipulates that an entity may designate either all or certain future interest payments on variable-rate debt as the hedged exposure in a cash flow hedge relationship. In this case, the Company has designated only a portion of its outstanding debt (initially, $253.9 million) as the hedged item, and any interest payments beyond the notional amount of the interest rate cap in any given period are not designated as being hedged. Amount received from interest rate caps for each of the periods ended June 30, 2023, and 2022, was $15,916 and $nil, respectively.

	June 30, 2023	December 31, 2022
Opening balance	$63,503	$7,227
Derivative asset premium	–	15,370
Unrealized (loss)/gain on derivative assets	(5,231)	31,221
Fair value adjustment on derivative asset	(1,368)	9,685
Closing balance	$56,904	$63,503
Less: Current portion of derivative assets	(28,177)	(29,645)
Non-current portion of derivative assets	$28,727	$33,858

The amounts included in accumulated other comprehensive income will be reclassified to interest expense should the hedge no longer be considered effective. The Company assesses the effectiveness of the hedges on an ongoing basis. As of June 30, 2023, and December 31, 2022, following a quantitative assessment, part of the hedge was no longer considered effective and an amount of $176 and $1,091 was reclassified from other comprehensive income to the Consolidated Statements of Income. No amount of ineffectiveness was included in net income for the six months ended June 30, 2022. The Company will continue to assess the effectiveness of the hedge on an ongoing basis.